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                                                                      EXHIBIT 21

                                 OWNERSHIP LIST
                          EL PASO ENERGY PARTNERS, L.P.
                             AS OF DECEMBER 31, 2002

                                                                                                                              %
                 ENTITY NAME                                                  OWNER                                       OWNERSHIP
                 -----------                                                  -----                                       ---------
4    Atlantis Offshore, LLC (DE)                                Manta Ray Gathering Company, L.L.C.                        50
                                                                Unaffiliated Parties                                       50
4    Crystal Holding, L.L.C. (DE)                               El Paso Energy Partners, L.P.                             100
4    DeepTech International Inc. (DE)                           El Paso Corporation                                       100
4    Deepwater Gateway, L.L.C. (DE)                             EPN Field Services, L.L.C.                                 50
                                                                Unaffiliated Parties                                       50
4    El Paso Energy Intrastate, L.P. (DE)                       El Paso Energy Partners, L.P.                  (LP)        99
                                                                EPN Pipeline GP Holding, L.L.C.                (GP)         1
4    El Paso Energy Partners Company (DE)                       DeepTech International Inc.                               100
4    El Paso Energy Partners Finance Corporation (DE)           El Paso Energy Partners, L.P.                             100
4    El Paso Energy Partners Oil Transport, L.L.C (DE)          El Paso Energy Partners, L.P.                             100
4    El Paso Energy Partners Operating Company, L.L.C. (DE)     El Paso Energy Partners, L.P.                             100
4    El Paso Energy Partners, L.P. (DE)                         El Paso Energy Partners Company                            13.09
                                                                Sabine River Investors I, L.L.C.                            7.01
                                                                Sabine River Investors II, L.L.C.                           6.05
                                                                El Paso Field Services Holding Company                       .36
                                                                Publicly Traded                                            73.49
4    El Paso Energy Warwink I Company, L.P. (DE)                EPN Gulf Coast, L.P.                           (LP)        99
                                                                EPN Gathering & Treating GP Holding, L.L.C.    (GP)         1
4    El Paso Energy Warwink II Company, L.P. (DE)               EPN Gulf Coast, L.P.                           (LP)        99
                                                                EPN Gathering & Treating GP Holding, L.L.C.    (GP)         1
4    El Paso Offshore Gathering & Transmission, L.P. (DE)       EPN Gulf Coast, L.P.                           (LP)        99
                                                                EPN Gathering & Treating GP Holding, L.L.C.    (GP)         1
4    El Paso South Texas, L.P.                                  EPN Gulf Coast, L.P.                           (LP)        99.196
                                                                El Paso Energy Partners Oil Transport, L.L.C.  (GP)          .804
4    EPGT Texas Pipeline, L.P. (DE)                             EPN Pipeline GP Holding, L.L.C.                (GP)         1
                                                                El Paso Energy Partners, L.P.                  (LP)        99
4    EPN Alabama Intrastate, L.L.C. (DE)                        El Paso Energy Partners, L.P.                             100
4    EPN Arizona Gas, L.L.C. (DE)                               EPN Field Services, L.L.C.                                100
4    EPN Field Services, L.L.C. (DE)                            El Paso Energy Partners, L.P.                             100
4    EPN Gathering and Treating Company, L.P. (DE)              EPN Gathering & Treating GP Holding, L.L.C.    (GP)         1
                                                                EPN Gulf Coast, L.P.                           (LP)        99
4    EPN Gathering and Treating GP Holding, L.L.C. (DE)         EPN Gulf Coast, L.P.                                      100
4    EPN GP Holding I, L.L.C. (DE)                              EPN Gulf Coast, L.P.                                      100
4    EPN GP Holding, L.L.C. (DE)                                EPN Holding Company I, L.P.                               100
4    EPN Gulf Coast, L.P. (DE)                                  El Paso Energy Partners, L.P.                  (LP)        99
                                                                El Paso Energy Partners Oil Transport, L.L.C.  (GP)         1
4    EPN Holding Company I, L.P. (DE)                           EPN GP Holding I, L.L.C.                       (GP)         1
                                                                EPN Gulf Coast, L.P.                           (LP)        99
4    EPN Holding Company, L.P. (DE)                             EPN GP Holding, L.L.C.                         (GP)         1
                                                                EPN Holding Company I, L.P.                    (LP)        99
4    EPN NGL Storage, L.L.C. (DE)                               Crystal Holding, L.L.C                                    100
4    EPN Pipeline GP Holding, L.L.C. (DE)                       El Paso Energy Partners, L.P.                             100
4    First Reserve Gas, L.L.C. (DE)                             Crystal Holding, L.L.C.                                   100
4    Flextrend Development Company, L.L.C. (DE)                 El Paso Energy Partners, L.P.                             100
4    Hattiesburg Gas Storage Company (DE)                       First Reserve Gas, L.L.C.                      (GP)        50
                                                                Hattiesburg Industrial Gas Sales, L.L.C.       (GP)        50
4    Hattiesburg Industrial Gas Sales, L.L.C. (DE)              First Reserve Gas, L.L.C.                                 100
4    High Island Offshore System, L.L.C. (DE)                   El Paso Energy Partners, L.P.                             100

Structure as of December 31, 2002

                                                                                                                              %
                 ENTITY NAME                                                  OWNER                                       OWNERSHIP
                 -----------                                                  -----                                       ---------
4    Manta Ray Gathering Company, L.L.C. (DE)                   El Paso Energy Partners, L.P.                             100
4    Petal Gas Storage, L.L.C. (DE)                             Crystal Holding, L.L.C.                                   100
4    Poseidon Oil Pipeline Company, L.L.C. (DE)                 Poseidon Pipeline Company, L.L.C.                          36
                                                                Unaffiliated Parties                                       64
4    Poseidon Pipeline Company, L.L.C. (DE)                     El Paso Energy Partners, L.P.                             100
4    Warwink Gathering & Treating Company (TX)                  El Paso Energy Warwink I Company, L.P.                     50
     (General Partnership)                                      El Paso Energy Warwink II Company, L.P.                    50
     Arizona Gas Storage, L.L.C.                                EPN Arizona Gas, L.L.C.                                    60
                                                                Unaffiliated Parties                                       40
     Copper Eagle Gas Storage, L.L.C.                           Arizona Gas Storage, L.L.C.                                50
                                                                Unaffiliated Parties                                       50
     Chaco Liquids Plant Trust                                  EPN Field Services, L.L.C.                                100








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